Exhibit 32.2

TEXTRON INC.

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Textron Inc. (the “Company”) on Form 10-K for the period ended December 29, 2018 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Frank T. Connor, Executive Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)         The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)         The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	February 14, 2019	/s/ Frank T. Connor
Frank T. Connor
Executive Vice President and Chief Financial Officer